Accounts Receivable (Movement of Allowance for Doubtful Accounts) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Movement of allowance for doubtful accounts
Balance at beginning of year	$ 145	$ 213	$ 68
Addition in connection with business acquisition	2,020	0	0
Charge to expense	349	157	154
Write offs during the year	(74)	(229)	(10)
Exchange rate differences	(30)	4	1
Balance at end of year	$ 2,410	$ 145	$ 213